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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: February 24, 1998
               Date of earliest event reported: December 23, 1997





                         CHADMOORE WIRELESS GROUP, INC.
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             (Exact name of registrant as specified in its charter)




         Colorado                     0-20999               84-1058165
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(State or other jurisdiction        (Commission           (IRS Employer
     of incorporation)              File Number)        Identification No.)



       2875 E. Patrick Lane, Suite G                            89120
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  (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:         (702) 740-5633
                                                   ----------------------------


                  4720 Polaris Street, Las Vegas, Nevada 89103
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         (Former name or former address, if changed since last report.)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements

                  None.

         (b)      Exhibits

Exhibit Number and Brief Description

4.5 Certificate of Designation of Rights and Preferences of Convertible Preferred Stock Series B of the Company (1)

4.6 Form of Stock Purchase Warrant issued in connection with the Series B 8% Convertible Preferred Stock Offshore Subscription Agreement dated on or about December 10, 1997 (1)

10.15 Form of Series B 8% Convertible Preferred Stock Offshore Subscription Agreement dated on or about December 10, 1997 (1)

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(1)      Filed herewith.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         (a) On December 23, 1997, Registrant concluded a private placement conducted in accordance with Regulation S ("Regulation S") of the Securities Act of 1933, as amended. In such placement Registrant sold (i) 219,000 shares of Series B Convertible Preferred Stock (the "Preferred Stock") and (ii) warrants ("Warrants") to purchase 300,000 shares of the Registrant's common stock ("Common Stock"). The private placement was made through a Distributor, as defined in Regulation S. The purchase price of a share of Common Stock under the Warrants is equal to the closing bid price of the shares of Common Stock on the NASDAQ OTC Bulletin Board as quoted by Bloomberg, LP on the date on which the Warrant is exercised.

                  Registrant received the total cash offering price from such placement of $1,650,000. The Distributor, Settondown Capital International, Limited, whose principal place of business is Nassau, Bahamas, received a commission of 16,000 shares of Preferred Stock. No other commission or underwriter's discount was paid or provided to any person. Under the terms of the Preferred Stock, Registrant shall pay a dividend on each share of Preferred Stock at the rate of 8% per annum ("Dividend Shares") of the liquidation preference of each share of Preferred Stock (which liquidation preference is $10.00 per share), accruing from date of issuance. The dividend is payable quarterly in cash or common stock at the option of the Registrant and is calculated at the price (the "Conversion Price") at which the Preferred Stock may be converted into shares of common stock of the Registrant ("Conversion Shares") on the date when converted (the "Conversion Date") or quarterly based upon the last day of each quarter with the valuation determined as if that was a Conversion Date. The terms of conversion are set forth in the Certificate of Designation of Rights and Preferences of Convertible Preferred Stock Series B, attached hereto at Exhibit 4.5. After expiration of the 40-day restricted period imposed by Regulation S, the holders of the Preferred Stock and Warrants are entitled to convert any portion of the Preferred Stock into shares of Common Stock. In addition, the holder of the Preferred Stock and Warrants are restricted from converting an amount which would cause them to exceed more than 4.99% beneficial ownership of the Registrant's Common Stock determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. If for any reason, while any of the Preferred Stock and Warrants are outstanding, Regulation S is rescinded or modified so as to preclude the holders of the Preferred Stock and Warrants from relying on Regulation S, the holders of the Preferred Stock and Warrants may demand the registration of the Conversion Shares pursuant to a Registration Rights Agreement (the "Agreement") between the Registrant and the holders of the Preferred Stock and Warrants.



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                  No material relationship exists between any of the holders of the Preferred Stock and Warrants, or the Distributor, and Registrant or any of its affiliates, any director or officer of Registrant or any associate of any such director or officer.

                  In connection with the offering, the Registrant received proceeds of $1,650,000. The Distributor received a commission of 16,000 shares of Preferred Stock. No other commission or underwriters discount was paid or provided to any person.

                  Forms of the instruments defining the rights of the holders of the Preferred Stock and the Warrants are filed herewith as Exhibits 4.5 and 4.6, respectively.

         (b) With respect to the conversion of its Series B 8% Convertible Preferred Stock ("Preferred Shares") described in subparagraph (a) above, the Registrant issued shares of its common stock as follows:

                  On February 9, 1998, a Holder converted 1,000 Preferred Shares, at the conversion rate of $0.438 per share and was issued 22,831 Conversion Shares and 240 Dividend Shares, respectively.

                  On February 10, 1998, Holder converted 31,719 Preferred Shares, at the conversion rate of $0.421 per share and was issued 753,420 Conversion Shares and 8,092 Dividend Shares, respectively.

                  On February 13, 1998, two Holders converted an aggregate 4,500 Preferred Shares, at the conversion rate of $0.432 per share and were issued an aggregate 104,167 Conversion Shares and an aggregate 1,187 Dividend Shares, respectively.

                  On February 17, 1998, a Holder converted 1,000 Preferred Shares, at the conversion rate of $0.435 per share and was issued 22,989 Conversion Shares and 282 Dividend Shares, respectively.

                  On February 18, 1998, two Holders converted an aggregate 2,800 Preferred Shares, at the conversion rate of $0.438 per share and were issued an aggregate 63,927 Conversion Shares and an aggregate 798 Dividend Shares, respectively.

                  On February 19, 1998, three Holders converted an aggregate 11,000 Preferred Shares, at the conversion rate of $0.438 per share and were issued an aggregate 251,141 Conversion Shares and an aggregate 3,192 Dividend Shares, respectively.

                  On February 20, 1998, two Holders converted an aggregate 18,000 Preferred Shares, at the conversion rate of $0.446 per share and were issued an aggregate 403,588 Conversion Shares and an aggregate 5,218 Dividend Shares, respectively.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHADMOORE WIRELESS GROUP, INC.


                                        By:  /s/ Robert W. Moore
                                           -----------------------------------
                                           Robert W. Moore, President
Date: February 24, 1998



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                                 EXHIBIT INDEX



Exhibit Number and Brief Description

4.5 Certificate of Designation of Rights and Preferences of Convertible Preferred Stock Series B of the Company (1)

4.6 Form of Stock Purchase Warrant issued in connection with the Series B 8% Convertible Preferred Stock Offshore Subscription Agreement dated on or about December 10, 1997 (1)

10.15 Form of Series B 8% Convertible Preferred Stock Offshore Subscription Agreement dated on or about December 10, 1997 (1)

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(1)      Filed herewith.